UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report – June 11, 2014
(Date of earliest event reported)
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ALLEGION PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

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Ireland	001-35971	98-1108930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block D
Iveagh Court
Harcourt Road
Dublin 2, Ireland
(Address of principal executive offices, including zip code)

(353)(1) 2546200
(Registrant’s phone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 11, 2014, in recognition of his valued role with Allegion plc (the "Company"), the Compensation Committee of the Company granted William Yu, the Company's Senior Vice President - Asia Pacific, a restricted stock unit award having a grant date value of $1 million, 50% of which vests on December 31, 2016, 25% of which vests on December 31, 2017 and 25% of which vests on December 31, 2018. The Compensation Committee also increased Mr. Yu's 2015 annual target equity award from $150,000 to $300,000.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the 2014 Annual General Meeting held on June 11, 2014, the Company's shareholders:

(1)	elected all six of the Company's nominees for director;

(2)	provided advisory approval of the compensation of the Company's named executive officers;

(3)	provided advisory approval to hold an advisory vote on the compensation of the Company's named executive officers every year; and

(4)
approved the appointment of PricewaterhouseCoopers to serve as the Company's independent auditors for the fiscal year ending December 31, 2014 and authorized the Audit and Finance Committee to set the auditors' remuneration.

Shares were voted on these proposals as follows:
Proposals 1(a)-(f). Election of six (6) directors to hold office until the Company's next Annual General Meeting of Shareholders:

	Nominees	For	Against	Abstain	Broker Non-Vote
(a)	Michael J. Chesser	75,751,608	832,958	156,750	5,879,735
(b)	Carla Cico	75,734,649	873,244	133,423	5,879,735
(c)	Kirk S. Hachigian	75,584,339	997,869	159,108	5,879,735
(d)	David D. Petratis	74,810,428	1,733,851	197,037	5,879,735
(e)	Dean I. Schaffer	75,902,676	680,274	158,366	5,879,735
(f)	Martin E. Welch III	75,738,603	865,423	137,290	5,879,735
Proposal 2. Advisory approval of the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Vote
74,253,243	2,209,800	278,273	5,879,735
Proposal 3. Advisory vote on whether to hold an advisory shareholder vote to approve the compensation of the Company's named executive officers every one, two or three years:

One Year	Two Years	Three Years	Abstain
71,423,088	331,362	4,803,453	183,413
In light of the shareholder vote on Proposal 3, the Company will hold an annual advisory vote on the compensation of the Company's named executive officers.
Proposal 4. Appointment of PricewaterhouseCoopers as the independent auditors of the Company for the fiscal year ending December 31, 2014 and authorization of the Audit and Finance Committee to set the auditors' remuneration:

For	Against	Abstain	Broker Non-Vote
82,305,076	157,007	158,968	—

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGION PLC (Registrant)

Date:	June 13, 2014	/s/ S. Wade Sheek
S. Wade Sheek Secretary